SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2007
GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)
(281) 537-9920
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD
ITEM 7.01 REGULATION FD DISCLOSURE.
On July 16, 2007, the Registrant posted to its website through this Form 8-K an investor presentation slideshow, which is attached hereto as Exhibit 99.1. The Registrant has determined that from time to time it may make presentations to investors and others in the investment banking community via slideshows. Furthermore, the Registrant may make slide show presentations to other parties in the normal course of business, which may include, commercial banks, potential institutional investment partners, acquisition candidates, asset sellers and vendors. Our Chief Executive Officer, Frank A. Lodzinski, will be presenting a slideshow at the A.G. Edwards’ E&P Conference in New York, New York on Wednesday, July 18th which will be assembled from the attached slides in Exhibit 99.1.
This information herein and the exhibit attached hereto are furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, GeoResources, Inc. makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

Exhibit No.	Description
99.1	Slideshow Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

/s/ Frank A. Lodzinski

By: Frank A. Lodzinski, President
Date: July 16, 2007

Exhibit Index

Exhibit No.	Description
99.1	Slideshow Presentation